Financial structure and financial costs - Net-debt-to-equity ratio (Details) - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Net-debt-to-equity ratio
Current borrowings	$ 7,869	$ 14,065	$ 13,645
Other current financial liabilities	446	488	372
Current financial assets	(6,256)	(8,556)	(12,183)
Net financial assets and liabilities held for sale or exchange	17	(38)	(4)
Non-current financial debt	32,722	36,987	41,868
Non-current financial assets	(1,229)	(1,303)	(1,557)
Cash and cash equivalents	(27,263)	(33,026)	(21,342)	$ (31,268)
Net financial debt excluding leases	6,306	8,617	20,799
Shareholders' equity - TotalEnergies share	116,753	111,724	111,736
Distribution of the income based on existing shares at the closing date	2,700	2,846	3,263
Total shareholders' equity	$ 119,453	$ 114,570	$ 114,999	$ 106,085
NET-DEBT-TO-CAPITAL RATIO EXCLUDING LEASES	5.00%	7.00%	15.30%